# State of California
## Secretary of State

**S**

### Statement of Information
**(Domestic Stock and Agricultural Cooperative Corporations)**
**FEES (Filing and Disclosure): $25.00.**
**If this is an amendment, see instructions.**
**IMPORTANT – READ INSTRUCTIONS BEFORE COMPLETING THIS FORM**

**F722617**

**FILED**

**In the office of the Secretary of State of the State of California**

**JUL-21 2015**

This Space for Filing Use Only

1. **CORPORATE NAME**
SAN LOTUS HOLDING INC

2. **CALIFORNIA CORPORATE NUMBER**
C3805091

**No Change Statement** (Not applicable if agent address of record is a P.O. Box address. See instructions.)

3. **If there have been any changes to the information contained in the last Statement of Information filed with the California Secretary of State, or no statement of information has been previously filed, this form must be completed in its entirety.**
☐ If there has been no change in any of the information contained in the last Statement of Information filed with the California Secretary of State, check the box and proceed to **Item 17.**

**Complete Addresses for the Following** (Do not abbreviate the name of the city. Items 4 and 5 cannot be P.O. Boxes.)

| | CITY | STATE | ZIP CODE |
|---|---|---|---|
| 4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE<br>9368 VALLEY BLVD. SUITE 202, ROSEMEAD, CA 91770 | | | |
| 5. STREET ADDRESS OF PRINCIPAL BUSINESS OFFICE IN CALIFORNIA, IF ANY<br>9368 VALLEY BLVD. SUITE 202, ROSEMEAD, CA 91770 | | | |
| 6. MAILING ADDRESS OF CORPORATION, IF DIFFERENT THAN ITEM 4 | | | |

[redacted]

**Names and Complete Addresses of the Following Officers** (The corporation must list these three officers. A comparable title for the specific officer may be added; however, the preprinted titles on this form must not be altered.)

| | ADDRESS | CITY | STATE | ZIP CODE |
|---|---|---|---|---|
| 7. CHIEF EXECUTIVE OFFICER/<br>CHIH-YING CHENTSENG | 9368 VALLEY BLVD. SUITE 202, ROSEMEAD, CA 91770 | | | |
| 8. SECRETARY<br>KUAN-YU CHEN | 9368 VALLEY BLVD. SUITE 202, ROSEMEAD, CA 91770 | | | |
| 9. CHIEF FINANCIAL OFFICER/<br>MU-CHEN LIN | 9368 VALLEY BLVD. SUITE 202, ROSEMEAD, CA 91770 | | | |

**Names and Complete Addresses of All Directors, Including Directors Who are Also Officers** (The corporation must have at least one director. Attach additional pages, if necessary.)

| | ADDRESS | CITY | STATE | ZIP CODE |
|---|---|---|---|---|
| 10. NAME<br>EDWIN KWONG | 9368 VALLEY BLVD. SUITE 202, ROSEMEAD, CA 91770 | | | |
| 11. NAME<br>LI-HSING CHEN | 9368 VALLEY BLVD. SUITE 202, ROSEMEAD, CA 91770 | | | |
| 12. NAME<br>KUAN-YU CHEN | 9368 VALLEY BLVD. SUITE 202, ROSEMEAD, CA 91770 | | | |

13. NUMBER OF VACANCIES ON THE BOARD OF DIRECTORS, IF ANY:

**Agent for Service of Process** If the agent is an individual, the agent must reside in California and Item 15 must be completed with a California street address, a P.O. Box address is not acceptable. If the agent is another corporation, the agent must have on file with the California Secretary of State a certificate pursuant to California Corporations Code section 1505 and Item 15 must be left blank.

14. NAME OF AGENT FOR SERVICE OF PROCESS
AUTARKY SERVICES INC

15. STREET ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, **IF AN INDIVIDUAL** CITY STATE ZIP CODE

**Type of Business**

16. DESCRIBE THE TYPE OF BUSINESS OF THE CORPORATION
TRAVEL AND LEISURE

17. BY SUBMITTING THIS STATEMENT OF INFORMATION TO THE CALIFORNIA SECRETARY OF STATE, THE CORPORATION CERTIFIES THE INFORMATION CONTAINED HEREIN, INCLUDING ANY ATTACHMENTS, IS TRUE AND CORRECT.

| DATE | TYPE/PRINT NAME OF PERSON COMPLETING FORM | TITLE | SIGNATURE |
|---|---|---|---|
| 07/21/2015 | KUAN-YU CHEN | SECRETARY | |

S

# State of California
## Secretary of State

Attachment to
Statement of Information

**(Domestic Stock and Agricultural Cooperative Corporations)**

**F722617**

**In the office of the Secretary of State of the State of California**

**JUL-21 2015**

This Space for Filing Use Only

**A. CORPORATE NAME**

SAN LOTUS HOLDING INC

SAN LOTUS HOLDING INC

**B. CALIFORNIA CORPORATE NUMBER** C3805091

C3805091

**C. List of Additional Directors**

| NAME | ADDRESS | CITY | STATE | ZIP CODE |
|---|---|---|---|---|
| CHIA-LING LAI | 9368 VALLEY BLVD. SUITE 202 | ROSEMEAD | CA | 91770 |
| FONG-BING CHANG | 9368 VALLEY BLVD. SUITE 202 | ROSEMEAD | CA | 91770 |
| CHUAN-CHUNG CHEN | 9368 VALLEY BLVD. SUITE 202 | ROSEMEAD | CA | 91770 |
| CHIEN-YANG YU | 9368 VALLEY BLVD. SUITE 202 | ROSEMEAD | CA | 91770 |
| | | | | |
| | | | | |
| | | | | |
| | | | | |
| | | | | |
| | | | | |
| | | | | |
| | | | | |
| | | | | |